iDine Rewards Network Inc.
Investor Overview

September 2003

iDine Rewards Network Inc.

Investor Overview

September 2003

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Mission Statement

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Be the leading marketing-driven

card-based loyalty and rewards

program in North America.

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Key Facts

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•	Founded in 1984, public in 1991 (AMEX: IRN)

•	15 million enrolled accounts; 20 million registered credit cards

•	10,600 restaurants in over 75 major US markets and selected vacation destinations

•	400 independent hotels in major US markets

•	Affiliated with all major airlines

•	Unique 164 person direct sales force. . . financial and marketing consultants to the restaurant and hotel industries

•	$350+ million current annual sales run rate

•	$128 million in prepaid meals

•	350 employees

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iDine Overview

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•	iDine is the nation’s leading provider of transaction-based loyalty and rewards programs

•	iDine’s programs set the standard for member value and ease of use

•	Nearly two-thirds of iDine’s revenues derived from affiliate partners delivering both private label and co-branded rewards programs (“by iDine”)

•	In-network restaurants and hotels choose from a variety of yield management products to market properties and generate incremental traffic

•	Members typically have higher average ticket than non-member spend

•	Active new product and consumer development efforts are driving significant merchant and member growth

•	Loyalty and rewards platform powered by unique offline settlement capability

•	Strong growth trend over the past nine quarters

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iDine Investment Opportunity

Investment Merits

•	Dominant national position in the dining rewards category

•	High barriers to entry for prospective competitors

•	Business model is scaleable

•	Consistent growth and profitability

•	Niche market and business model not yet well understood by market—but story is gaining traction

•	Yield management products perform well in a slow economy

Strengths of iDine

•	Large and attractive member base that merchants desire to reach

•	Evolving marketing capabilities makes value proposition to merchants more compelling

•	Ability to attract and retain participating merchants results in increased spending per active member

•	Strong, execution-oriented management team, supported by active and experienced Board of Directors

•	Proprietary transaction processing platform opens up many opportunities in loyalty and rewards space

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iDine Business Model

Cash Reward

Annual Fee

MEMBERS — ***iDine*** ↔ **MERCHANTS**

Alternate Currency

REWARDS ← → LOYALTY

6

iDine Business Model

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Cash Reward Annual Fee

MEMBERS	iDine	MERCHANTS

Alternate Currency

REWARDSç		èLOYALTY

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iDine Business Model

Cash Reward
Annual Fee
MEMBERS
Alternate Currency
iDine
Restaurants
(Cash advance, Revenue management, Media barter)
MERCHANTS
Hotels
(Revenue management, media barter)
(Future categories)
REWARDS
LOYALTY

7

iDine Business Model

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Cash Reward		Restaurants

Annual Fee		(Cash advance, Revenue management, Media barter)

MEMBERS	iDine	MERCHANTS

Hotels (Revenue management, media barter)

Alternate Currency		(Future categories)

REWARDSç		èLOYALTY

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iDine Value Proposition

MEMBERS:

Members using registered credit card at participating merchant receive either:

•    Cash rewards – up to 20% of the entire bill
or up to 15% of the hotel room

•    Equivalent alternate currency
(e.g. airline frequent flyer miles)

MERCHANTS:

Participating merchants (restaurants/hotels) receive:

•    Incremental traffic to fill tables/rooms

•    Marketing support

•    Access to large and growing member base

•    Ability to build consumer loyalty

iDine:

When a member uses a participating restaurant or hotel, iDine receives:

•    The margin or “spread” created by the discounted purchase
of food and beverage credits or best available hotel room rate

•    Pays the consumer benefits and rewards

•    Covers its marketing overhead and financing costs

•    Generates profit for its shareholders

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How it Works – Restaurants

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Representative Merchant Contract

$10,000	Cash Advance—Rights-to-Receive*
$20,000	Food & beverage credits **

* Actual amount of cash advance ranges from $1,000 – $1,000,000; for every $1 of cash advanced, iDine typically receives $2 in food and beverage credits which are expected to be recovered in a 6-8 month time frame

**Typical white table cloth restaurant food cost is 30%-40% of menu price; therefore, restaurant would make a $2,000-$4,000 wholesale profit up front and forego the future menu profit in exchange for cash today and marketing and promotion over the term of the contract to bring incremental customer traffic

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How it Works

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Cash Program	Typical Registered Card Transaction	Alternate Currency
(fee-based)		(no-fee)

$125.00	Dining Ticket	$125.00

80%	Yield to iDine*	80%

100.00	Received from Merchant (revenue)	100.00

(50.00)	Cost of Meals Acquired (2:1)	(50.00)

(25.00)	Cash Reward @ 20% of ticket/

	Avg Cost of Airline Miles @ 10 mi/$1 spent	(20.00)

$25.00	Gross Dining Margin	$30.00

*contract typically provides for liquidity to allow merchants to pay sales tax and tip

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iDine’s Variable Program – Revenue Management

•	Developed to specifically address off-peak supply and demand

•	Participating restaurateurs choose incentives that may vary by day of week or time of day as well as by the amount of the reward

•	Attract customers when restaurants need them most

•	Converts the “always on” fixed incentive to a performance based marketing proposition.

iDine’s highly functional websites enable members to take full advantage of all rewards opportunities, whether variable or “always available.”

Via www.idine.com, members can:

•	Search for restaurant rewards

•	Access restaurant information, including ratings, reviews, menus and maps

•	View their dining rewards transaction history

•	Manage account information, including registered credit cards, name and address information, and e-mail options

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How it Works

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Typical Registered Card Transaction

Cash Program		Revenue Management
(fixed incentive)		(variable incentive)
$125.00	Dining Ticket	$125.00
80%	Yield to iDine	30	%*
100.00	Received from Merchant (revenue)	37.50
(50.00)	Cost of Meals Acquired (2:1)	-0-
(25.00)	Cost of Rewards	(25.00)

$25.00	Gross Dining Margin	$12.50

*yield on revenue management ranges from 25-30%

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Media Barter Product

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•	Restaurants pay for desired media using food & beverage credits on a 1:1 basis

•	iDine has access to media at 30-40% of standard cost, e.g. newspaper dining guide section, selected cable spots, etc.

•	Media is mainstream, non-remnant and equivalent or better than to the cash prices restaurateurs otherwise pay

•	Major newspaper, cable, radio and promotion alternatives provide merchant with exposure beyond iDine member base

•	Provides both merchant “door opener” and alternative to cash advance product

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How It Works – Hotels

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•	Member makes reservation through iDine, either through website or call center

•	Hotel choices, by selected city, are at the hoteliers current BAR (best available rate)

•	iDine confirms reservation back to member with pertinent information (date, rate, reservation #) and also provides restaurant recommendations for that destination

•	Member uses registered credit card when checking out and iDine receives transaction data

•	Member earns up to 15% reward over and above BAR

•	Economics track revenue management model

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Track Record of Growth

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Enrolled Account Growth

25
20
15
10
5
0
Millions
1996
1997
1998
1999
2000
2001
2002
2003 (est.)
2004 (est.)
2005 (est.)
Accounts (actual)

idine

16

Enrolled Account Growth

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■ Accounts (actual)

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Enrolled Account Growth

25
20
15
10
5
0
Millions
1996
1997
1998
1999
2000
2001
2002
2003 (est.)
2004 (est.)
2005 (est.)
Accounts (actual)
Accounts (projected)

17

Enrolled Account Growth

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■ Accounts (actual)	☐ Accounts (projected)

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Active Member/Merchant Growth

Millions of Active Members
6
5
4
3
2
1
0
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
Merchants
1996
1997
1998
1999
2000
2001
2002
2003 (est.)
2004 (est.)
2005 (est.)
Active Members
Merchants (actual)

18

Active Member/Merchant Growth

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■ Active Members —♦— Merchants (actual)

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Active Member/Merchant Growth

Millions of Active Members
6
5
4
3
2
1
0
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
Merchants
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Active Members
Accounts (projected)
Merchants (actual)
Merchants (projected)

19

Active Member/Merchant Growth

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■  Active Members    ☐  Accounts (projected)    —♦— Merchants (actual)    ------ Merchants(projected)

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Compelling Assets

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Compelling Assets

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•	Attractive Member Demographics

•	Household income: $85,000+; home value: $250,000+

•	Average age 44; 78% married

•	More likely to carry a premium credit card

•	College educated, Executive/Professional/Managerial occupations

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Compelling Assets

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•	Attractive Member Demographics

•	Marketing Organization

•	Proven ability to drive incremental customer traffic both in- and out-of-market

•	Improved use of database capabilities to empirically support new and repeat business from iDine

•	Ability to measure promotional exposure/assign marketing value

•	Member marketing via paper directories, interactive website, quarterly emails, newsletters, call center

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Compelling Assets

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•	Attractive Member Demographics

•	Marketing Organization

•	Proprietary Transaction Platform

•	Unique registered card system that accommodates any American Express®, Visa®, MasterCard® or Discover® card

•	Capability to run and administer loyalty and rewards programs

•	Private card transaction processing system

•	Powerful web technology to create and support partner sites to drive consumer activity

•	Turnkey “off-line” transaction settlement capability

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Compelling Assets

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•	Attractive Member Demographics

•	Marketing Organization

•	Proprietary Transaction Platform

•	Successful Partnerships

•	Strategic alliances and partnerships with complementary industry

•	All major airlines: American; British Air; Continental; Delta; United; US Airways; others

•	Partners: Upromise; MyPoints; CapitalOne; others

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Compelling Assets

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•	Attractive Member Demographics

•	Marketing Organization

•	Proprietary Transaction Platform

•	Successful Partnerships

•	Corporate Program

•	Corporate travel and entertainment reduction program

•	Fortune 1000 and small businesses

•	Participating companies: IBM, PWC, Ernst & Young, MMC, PFIZER, Merck, EDS, Dupont, Astra Zeneca, Novartis, Bristol Myers Squibb, Sprint, others

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Compelling Assets

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•	Attractive Member Demographics

•	Marketing Organization

•	Proprietary Transaction Platform

•	Successful Partnerships

•	Corporate Program

•	Dedicated Sales Force

•	164-person dedicated sales force based in local markets

•	Understands the needs/motivations of merchant

•	Excellent risk managers and underwriters

•	Compensation occurs when member uses merchant, not when merchant signs deal – compensation adversely impacted by losses

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Financial Information

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Total Revenues

Targeting continued 25% annual growth in operating revenues

Millions of dollars
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
1998
1999
2000
2001
2002
2003 (e)

28

Total Revenues

Targeting continued 25% annual growth in operating revenues

[CHART]

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Net Income

$20,000
$15,000
$10,000
$5,000
$0
($5,000)
($10,000)
($15,000)
(Millions of Dollars)
1998
1999
2000
2001
2002*

*includes full utilization of net operating loss carryforwards

29

Net Income

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*includes full utilization of net operating loss carryforwards

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Selected Financial Data

	Three Months Ended			Twelve Months Ended
	June 30,	June 30,		December 31,		September 30,
Statements of Operations Data:	2003	2002		2002		2001	2000
Total dining sales	87,669	65,391		289,095		190,037	180,627
Net dining margin	22,961	17,242		75,101		45,401	36,356
Membership and renewal fee income	1,168	1,305		4,962		7,009	8,444
Total operating revenues	24,129	18,774		80,241		53,186	46,358
Operating income (loss)	6,977	4,344		19,900		5,736	(473)
Interest expense, net	458	466		1,993		4,318	5,682
Income (loss) before taxes and extraordinary item	6,519	3,878		17,907		1,419	(6,155)
Extraordinary loss	—	—		—		—	(1,623)
Tax expense (benefit)	2,553	(3,595)		(1,328)		(85)	—
Net Income (loss)	$3,966	$7,473		$19,235		$1,334	$(7,778)

EBITDA	$7,870	$5,275		$23,870		$10,997	$1,964

Earnings per share	0.16	0.31	*	0.82	*	0.01	(0.63)
EBITDA per share	0.33	0.22		1.02		0.68	0.14
Pro forma EPS—fully taxed	0.16	0.10		0.47

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iDine Balance Sheet

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	June 30, 2003	June 30, 2002	Dec 31, 2001	As of September 30,
				2001	2000

Cash and cash short term investments	$13,297	$9,076	$13,957	$10,443	$19,818

Rights to receive, net	$110,633	$81,020	$67,466	$68,782	$68,374

Total assets	$160,869	$124,672	$109,390	$108,320	$121,581

Outstanding debt	$60,000	$55,500	$55,500	$55,500	$59,625

Stockholders’ equity	$63,786	$41,701	$30,389	$29,830	$30,806

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iDine’s Future Goals and Strategies

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Significant Developments 2003

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•	Increasing sophistication of marketing and database mining

•	Testing new marketing efforts to activate and engage members

•	Launched second vertical market – hotels – in May 2003

•	Key additions to management team

•	Continue strong growth

– Continued momentum in the dining program, demonstrating the strength of the value proposition

•	Surpassed 10,000 restaurant mark for the first time

•	Currently at one million a day sales run rate

•	3.0 million active members

– Diner’s Club agreement – introducing benefits in 2H 2003

– Expanding relationships with major partners, principally the nine major airlines

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iDine Opportunities

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•	Leverage installed cardmember file

– Increase active member base

– Increase spend per active member

– Stimulation of more frequent and higher transaction volume in restaurant space

– Development of new channels in hospitality and leisure area – initial focus on hotels

•	Cross selling opportunities between vertical channels

– “A room, a meal and a deal”

•	Leverage unique platform (merchants products, partners, members, technology infrastructure) to develop broader loyalty program

– Attract new merchant categories

– Use of any payment card

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Vision & Strategy

(3) Affiliate Partners:
Distribute via Network

(4) Consumers:
Create demand by seeking value and rewards

V1
Dining
V2
Hotels
V3
Reconfigure
TAILORED TO PARTNERS
Airlines
Corporations
Affiliates
WHOLESALE
RETAIL

Registered Card Platform

idine

35

Vision & Strategy

(1)	Merchant:

Sources time-sensitive goods and services from various verticals

(2)	IRN:

Buys or takes inventory on consignment and reconfigures for consumers

(a) Put offer [rewards] on it

(b) Different currencies

(c) Other offers

(3)	Affiliate Partners:

Distribute via Network

(4)	Consumers:

Create demand by seeking value and rewards

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Registered Card Platform

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iDine Investment Opportunity

Investment Merits

•	Dominant national position in the dining rewards category

•	High barriers to entry for prospective competitors

•	Business model is scaleable

•	Consistent growth and profitability

•	Niche market and business model not yet well understood by market—but story is gaining traction

•	Yield management products perform well in a slow economy

Strengths of iDine

•	Large and attractive member base that merchants desire to reach

•	Evolving marketing capabilities makes value proposition to merchants more compelling

•	Ability to attract and retain participating merchants results in increased spending per active member

•	Strong, execution-oriented management team, supported by active and experienced Board of Directors

•	Proprietary transaction processing platform opens up many opportunities in loyalty and rewards space

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Statements in this presentation that are not strictly historical are “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, which may cause the company’s actual results in the future to differ materially from expected results. These risks are qualified in their entirety by cautionary language and risk factors set forth in the Company’s filings with the Securities and Exchange Commission.

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